Item 1: Report to Shareholders

Institutional Foreign Bond Funds	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Managers’ Letter
T. Rowe Price Institutional Foreign Bond Funds

Dear Investor

A growing liquidity crunch dominated global credit markets during the second half of 2007 and into the new year. The fallout from the problems in the U.S. mortgage market, which led to sharply lower values for a large number of mortgage-related investments and derivatives, spread throughout the world’s bond markets. There was a general flight to quality, resulting in lower yields and higher prices for U.S. Treasuries and other high-quality government bonds, such as those in Japan and Germany. The U.S. Federal Reserve cut its target interest rate five times (including an extraordinary cut in the third week in January 2008, after our reporting period) in order to infuse liquidity into the market. In keeping with its stated concern about inflation, the European Central Bank raised its key lending rate two times in 2007 but maintained its rate into the new year. Emerging markets fundamentals—political stability, steady economic growth, and tolerable inflation trends—remained intact. However, as investors’ appetites for risk waxed and waned, trading in the emerging markets became choppier but showed surprising resilience relative to other fixed-income sectors—corporate and high yield—in the second half of 2007. The dollar, burdened with large trade and budget deficits, fell against most of the world’s currencies.

The expense ratio shown is estimated as of the fund’s inception date of 5/31/07. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

For the six-month period ended December 31, 2007, the Institutional International Bond Fund posted a 10.03% return compared with 10.98% for the Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index. Since the fund’s inception on May 31, 2007, the fund has returned 9.31% compared with 10.40% for the Lehman index.

Highlights

• Bond returns improved in the second half of 2007 due to turmoil in the world’s financial markets.

• The Institutional International Bond Fund posted a strong gain for the seven months since its opening. The Institutional Emerging Markets Bond Fund generated a solid return for the 12-month period ended December 31, 2007.

• The general flight to quality helped the portfolios’ higher-quality issues. The weaker dollar boosted the value of non-dollar investments for U.S. investors.

• Central banks face tough choices between stimulating economic growth and controlling inflation. As long as it appears there is economic softening, global yields are likely to decline.

The Institutional Emerging Markets Bond Fund returned 3.38% compared with 5.25% for the benchmark, the J.P. Morgan Emerging Markets Bond Index Global Diversified, for the six-month period ended December 31, 2007. For the 12-month period, the fund posted a gain of 5.15% compared with the benchmark’s 6.16% increase.

Market Environment

Volatility was the dominant characteristic of global credit markets in the second half of 2007 and into 2008. The meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crunch across almost all fixed-income sectors. High-quality developed countries’ government bonds benefited from the resulting flight to quality. Market participants trimmed or hedged investments in finance companies, broker-dealers, monoline insurers, and banking companies. Fears arose that these liquidity problems would result in banks imposing tighter lending standards that would hurt businesses and consumers and lead to a marked weakening in economic growth. Partly in response to the continued turmoil, the Federal Reserve cut the fed funds rate by a total of 100 basis points (one percentage point equals 100 basis points) in 2007 and another 75 basis points in the third week in January 2008, leaving the fed funds rate at 3.50%. Fed Chairman Ben Bernanke indicated that the central bank would aggressively cut rates to stimulate the flagging U.S. economy and ensure liquidity in the world’s financial markets. In addition, the Fed joined with the world’s other central banks to pump billions of dollars of additional liquidity into the world’s financial markets.

The European Central Bank (ECB) raised its key lending rate two times in early 2007 but then left it unchanged because of inflation fears. Inflation data at the end of the year indicated that euro zone inflation was running at 3.1%, well above the ECB’s 2% target. The European Commission estimated in December that Europe’s economy would grow more slowly than forecast in 2008 because of turmoil in the financial markets, the impact of oil prices, and the stronger euro affecting exports. Meanwhile, the Bank of England cut its key interest rate by a quarter point to 5.5% in December, the bank’s first rate cut in more than two years.

Japanese government bond yields declined (and prices rose) as investors continued to flee riskier assets. Although Japanese banks showed little effect from the mortgage-related credit crisis, economic data remained weak and the political picture uncertain. The Bank of Japan (BOJ) kept its key lending rate unchanged at 0.50%. BOJ Governor Toshihiko Fukui said at the end of the year that the Japanese economy was both slowing and facing more risks, tacitly acknowledging that the central bank would not soon be able to raise its key lending rate.

Despite the turbulent credit markets and bouts of risk aversion in July, August, and November, emerging debt markets gained in the second half of the year. Among dollar-denominated issues, Ivory Coast and Ecuador were the J.P. Morgan Emerging Markets Bond Index Global Diversified’s best-performing countries for the year. They benefited from higher oil and cocoa prices. Other strong performers included Brazil, Iraq, and Turkey. Brazil’s improving economy and reduced levels of outstanding debt have generated expectations that its bonds may be upgraded in 2008. With increased stability and improving oil revenues, Iraq’s bonds were strong performers during the second half of the year. Turkey’s central bank cut interest rates to 15.75% in December, and its local bonds appreciated nicely. Argentina and Venezuela were the index’s weakest performers.

Institutional International Bond Fund

With global credit markets in turmoil and the general flight to quality during the second half of the year, the portfolio’s high-quality government bonds benefited results, but our investments in below investment-grade bonds detracted. The fund’s credit quality remained high. Our average holding was rated AA.

Our overall duration and country selection detracted from the portfolio’s performance. Our shorter-than-benchmark duration in the Japanese market in June contributed positively to our performance, but we closed that position before quarter-end. At the end of the third quarter, we reopened a position in Japan with a longer-than-benchmark duration, which helped our relative performance due to the general flight to quality. We also benefited from overweighting Canadian government bonds versus U.S. Treasuries. The largest detractors were our overweight in Mexican government bonds and our short-duration position in the U.S. and in the euro zone during the third quarter. We closed our U.S. underweight position at the end of the third quarter and the euro zone underweight in November. Overall, our duration positioning was modestly longer than that of the benchmark at the end of the reporting period.

Within our currency allocation, our positioning in the Polish zloty performed exceptionally well and added substantially to the gains we realized in currencies. The zloty strongly outperformed in October after the pro-European Citizens’ Platform party prevailed in Poland’s general elections. We also received solid contributions from our positions in the Singapore dollar. Two emerging market currencies—the Brazilian real and the Turkish lira—also added to our results. We closed these positions in November. The Norwegian krone and the Indonesian rupiah were our worst-performing currency positions.

The risk-averse environment of the second half of 2007 proved to be challenging for our below investment-grade holdings. Our weakest performers were local currency Brazilian and Argentine bonds. Risk aversion, higher inflation, and a pause in Brazil’s central bank interest rate cut cycle reduced gains from bonds that had performed strongly earlier in the year. When investors became concerned about a possible increase in Argentina’s inflation, the bonds’ value dropped considerably. By the end of the period, we had trimmed our Argentina position.

In an environment of uncertain global growth, we believe that emerging markets may be able to continue their strong economic growth despite softer economies in developed markets. Emerging markets’ domestic economies are growing, and their economic fundamentals remain strong. Thanks to strong commodity prices, emerging markets are enjoying strong trade balances, and many governments are adding to their fiscal and currency reserves. In addition, foreign direct investment continues to flow into these countries. Despite the challenging environment, we are maintaining our exposure to local emerging market debt.

Institutional Emerging Markets Bond Fund

After several years of strong performance, emerging markets bonds became much more volatile, creating a more difficult environment for the fund. Even though the fundamental backdrop—strong global growth, prudent debt management, and higher commodity prices—was unchanged, emerging markets had to contend with a number of challenges in the second half of the year. The most significant was a collapsing U.S. subprime mortgage market and the resulting higher U.S. Treasury prices, which made investors more leery about investing in higher-risk asset classes. Others included the assassination of Pakistan opposition leader Benazir Bhutto and political turmoil in Venezuela.

Despite these headwinds, we were able to post a respectable return for the second half of the year. Our allocation to local market bonds helped our absolute returns and our performance relative to the benchmark. We continued purchasing more bonds denominated in local currencies, and we anticipate that local currency bonds will become more prevalent in emerging markets as governments pay down debt, judiciously manage their economies, and build their reserves. As a result, they will be borrowing less in foreign currencies, and this trend should deepen emerging economies’ domestic currency markets.

Our largest holdings are in Brazilian dollar-denominated and local currency bonds. We trimmed our Brazilian position slightly at the end of the year because we believe the potential for continued gains is limited, particularly since the country has not developed a plan to cover an expected budget shortfall. Our second-largest position was in Turkey, where we also own dollar-denominated and local currency bonds. Turkey continues to make progress in lowering its rate of inflation and stabilizing its financial system. Despite President Vlaldimir Putin’s political maneuvering, Russian bonds held up, thanks to high oil prices and a strengthening domestic economy that has created opportunities for investing in corporate issues. However, we trimmed our allocation because we believe that until the political situation is more settled, the possibility for further appreciation seems unlikely.

We also sold some long-maturity Mexican bonds and bought some intermediate-term issues. In light of Mexico’s flattening yield curve, we did not believe we were being adequately compensated for the interest rate risk. Iraq’s reduction in street violence and the increase in oil exports helped make its bonds some of the best performers in 2007. In the medium term, we believe the country’s vast resource wealth and ability to repay debt with its oil revenues will attract further foreign direct investment and help support its bonds.

Even though Argentina elected a new president and reported more stable economic conditions, our overweight position hurt results. When markets are volatile, as they were in 2007, Argentina’s bonds tend to be even more volatile. Our position in Serbia also hurt the fund’s performance. The unsettled political situation has slowed privatization reforms and the inflow of additional foreign investment. However, the country is moving toward admission into the European Union, and its government bonds remain attractive for longer-term investors.

This summer’s emerging debt sell-off presented us with opportunities in some markets and in corporate debt. During the second half of the year, we focused on Africa, where we believe there are some attractive opportunities. We initiated small positions in Nigeria, Ghana, and Gabon in the second half of the year. These countries depend heavily on oil for their revenues, and, thanks to high crude oil prices, these countries’ fiscal conditions have improved. Nigeria, for example, has seen an increase in foreign investment, and its central bank has gained more credibility with investors. Gabon is relatively wealthy by African standards but is heavily dependent on oil, which has been declining. However, the government has been budgeting prudently and improving the business climate in anticipation of declining oil revenues in the coming decades.

Outlook

The outlook for the global economy looks challenging, at least for the first half of 2008. Signs of possible recession have prompted the Fed to overlook its unease about inflation and to cut rates—as it did with its extraordinary 0.75% rate cut on January 22—until the economic outlook improves and credit conditions have normalized. The market has already priced in substantial rate cuts, but should a recession actually occur, rates will likely have to fall even further.

After a solid third quarter, Europe looks to be facing some modestly softer quarters. Offsetting the weaker growth outlook, inflation has continued to spike higher. The ECB has been more hawkish than expected and appears not to be considering rate cuts in this environment. Although we expect interest rates to be left on hold for the near term, we see a greater likelihood of further rate cuts in 2008. Uncertainty continues to hover over the Japanese government. The market expects that the Bank of Japan will make no changes in its interest rate policy over the medium term, but it anticipates the possibility of a rate cut in the future.

As we look ahead, we believe that longer-term structural factors—the weaker U.S. economy and the sustained trade deficit—will keep the dollar weak. In addition, countries looking to diversify their reserves beyond the dollar will support the strengthening of other currencies. With this continued pressure on the dollar, we continue to diversify among currencies, particularly in Asian countries that have benefited from favorable exchange rates.

Emerging market debt is likely to remain volatile. At this early point in the year, investors don’t seem to have much appetite for risk. However, with improving economic fundamentals and fiscal conditions, we believe that local emerging markets bonds offer better value than dollar-denominated issues. We will likely use periods of market weakness as a buying opportunity. Over the longer term, conditions look favorable in emerging debt markets.

Our strategy remains focused on fundamental analysis and establishing high-conviction positions where warranted. We are less interested in near-term opportunities to trade and more focused on building a diverse portfolio of medium- and longer-term positions. This approach is more appropriate for our fundamental investment style and enables us to hold down turnover and trading costs.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the Institutional International Bond Fund’s Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the Institutional Emerging Markets Bond Fund

January 28, 2008

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

Risks of International Bond Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

Glossary

30-day SEC yield: The 30-day SEC yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the fund’s share price at the end of the 30-day period.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global Diversified: Tracks U.S. dollar government bonds of 31 foreign countries.

Lehman Brothers Global Aggregate Ex-U.S. Dollar Bond Index: Tracks an international basket of bonds that contains 65% government, 14% corporate, 13% agency, and 8% mortgage-related bonds.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Foreign Bond Funds

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional International Bond Fund

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Bond Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Institutional International Bond Fund
December 31, 2007

JPMorgan Chase	11/17/08	TWD	11,419	USD	366	(3)
JPMorgan Chase	12/4/08	AED	1,331	USD	375	(4)
JPMorgan Chase	12/4/08	KWD	101	USD	375	(2)
JPMorgan Chase	12/15/08	AED	640	USD	179	(1)
JPMorgan Chase	12/15/08	KWD	49	USD	181	(1)
Merrill Lynch	2/14/08	JPY	2,623	USD	24	–
Merrill Lynch	2/14/08	USD	1,107	IDR	10,305,360	12
State Street Bank	2/14/08	USD	907	EUR	614	9
Net unrealized gain (loss) on open forward currency exchange contracts						$ (220)

Open Futures Contracts at December 31, 2007 were as follows:

($000s)

	Expiration	Contract Value	Unrealized Gain (Loss)
Short, 14 Canada Treasury ten year contracts, $5 pledged as initial margin	3/08	$ (1,628)	$ (10)
Long, 8 Federal Republic of Germany two year contracts, $0 pledged as initial margin	3/08	1,209	(7)
Short, 3 U.S. Treasury two year contracts $1 pledged as initial margin	3/08	(631)	(2)
Short, 5 U.S. Treasury ten year contracts $2 pledged as initial margin	3/08	(567)	(3)
Net payments (receipts) of variation margin to date			(266)
Variation margin receivable (payable) on open futures contracts			$ (288)

(2) Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/07
T. Rowe Price Reserve Investment Fund, 4.95%	¤	¤	$102	$468
Totals			$102	$468

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 468
Dividend income	102
Interest income	–
Investment income	$ 102
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional International Bond Fund
December 31, 2007
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $68,011)	$	72,148
Interest receivable		1,453
Foreign currency (cost $220)		220
Cash		2
Other assets		655
Total assets		74,478
Liabilities		
Payable for investment securities purchased		673
Due to affiliates		33
Other liabilities		787
Total liabilities		1,493
NET ASSETS	**$**	**72,985**
Net Assets Consist of:		
Undistributed net investment income	$	1
Accumulated undistributed net realized gain		18
Net unrealized gain		3,937
Paid-in capital applicable to 6,909,056 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		69,029
NET ASSETS	**$**	**72,985**
NET ASSET VALUE PER SHARE	**$**	**10.56**

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡
T. Rowe Price Institutional Emerging Markets Bond Fund
December 31, 2007

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Bond Fund
December 31, 2007
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $27,756)	$	27,949
Interest receivable		667
Foreign currency (cost $5)		5
Receivable for investment securities sold		4
Other assets		56
Total assets		28,681
Liabilities		
Payable for shares redeemed		208
Due to affiliates		19
Payable for investment securities purchased		6
Other liabilities		193
Total liabilities		426
NET ASSETS	**$**	**28,255**
Net Assets Consist of:		
Overdistributed net investment income	$	(182)
Accumulated undistributed net realized gain		32
Net unrealized gain		69
Paid-in capital applicable to 2,869,067 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		28,336
NET ASSETS	**$**	**28,255**
NET ASSET VALUE PER SHARE	**$**	**9.85**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional International Bond Fund
($000s)

5/31/07 Through 12/31/07
Investment Income (Loss)		
Income		
Interest	$	1,869
Dividend		102
Total income		1,971
Investment management and administrative expense		223
Net investment income		1,748
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		607
Futures		(265)
Swaps		(1)
Foreign currency transactions		359
Net realized gain		700
Change in net unrealized gain (loss)		
Securities		4,137
Futures		(22)
Swaps		(10)
Other assets and liabilities denominated in foreign currencies		(168)
Change in net unrealized gain		3,937
Net realized and unrealized gain		4,637
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**6,385**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Bond Fund
($000s)

Year Ended 12/31/07
Investment Income (Loss)		
Income		
Interest	$	2,145
Dividend		22
Other		2
Total income		2,169
Investment management and administrative expense		183
Net investment income		1,986
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		91
Swaps		30
Foreign currency transactions		(768)
Net realized loss		(647)
Change in net unrealized gain (loss)		
Securities		112
Swaps		(16)
Other assets and liabilities denominated in foreign currencies		(98)
Change in net unrealized loss		(2)
Net realized and unrealized loss		(649)
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**1,337**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional International Bond Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Bond Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional International Bond Fund
December 31, 2007

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional International Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on May 31, 2007. The fund seeks to provide current income and capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swap agreements are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2007, approximately 18% of the fund’s net assets were invested in securities of companies located in emerging markets or issued by governments of emerging market countries or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts During the year ended December 31, 2007, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended December 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates and/or currency values.

Swaps During the year ended December 31, 2007, the fund was a party to interest rate swaps under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates. During the year ended December 31, 2007, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $88,649,000 and $26,596,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, totaled $2,430,000 and were characterized as ordinary income for tax purposes. At December 31, 2007, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to treat the gain/loss on certain open futures, and/or swaps, and/or forward currency exchange contracts as realized on the last day of the tax year; accordingly, $129,000 of unrealized losses reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2007. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2007, the fund had $211,000 of capital loss carryforwards that expire in 2015.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $68,097,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At December 31, 2007, approximately 99% of the fund’s outstanding shares were held by T. Rowe Price funds.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Bond Fund
December 31, 2007

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on November 29, 2006. The fund seeks to provide high income and capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swap agreements are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Subscriptions Under certain circumstances and when considered in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2007, the fund accepted $21,932,000 of in-kind subscriptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2007, approximately 98% of the fund’s net assets were invested in securities of companies located in emerging markets or issued by governments of emerging market countries or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Noninvestment-Grade Debt Securities At December 31, 2007, approximately 65% of the fund’s net assets were invested in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Forward Currency Exchange Contracts During the year ended December 31, 2007, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Swaps During the year ended December 31, 2007, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $39,432,000 and $21,739,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to treat the gain/loss on certain open swaps and/or forward currency exchange contracts as realized on the last day of the tax year; accordingly, $32,000 of unrealized losses reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2007.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $27,756,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At December 31, 2007, approximately 9% of the fund’s outstanding shares were held by T. Rowe Price funds.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,083,305 shares of the fund, representing 38% of the fund’s net assets.

T. Rowe Price Institutional International Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional International Bond Fund, Inc. (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

Tax Information (Unaudited) for the Tax Year Ended 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $682,000 from short-term capital gains.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Institutional Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Emerging Markets Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Emerging Markets Bond Fund, Inc. (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

Tax Information (Unaudited) for the Tax Year Ended 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $31,000 from long-term capital gains, subject to the 15% rate gains category.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Institutional Foreign Bond Funds

About the Funds’ Directors and Officers

Your funds are governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the funds’ officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected*	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers (1990 to
2006	2004); Director, Allfirst Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Vornado Real Estate Investment
1991	Trust (3/04 to present); Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, The Haven Group, a
1989	custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Chairman, Canyon Resources Corp. (8/07 to present);
2001	Director, Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Director, Federal National Mortgage Association (9/06 to present); Managing Director and President, Global Private
2003	Client Services, Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05), Eli Lilly and Company, and
Simon Property Group

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2006

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate
2001	Advisors, L.P.

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [121]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of
the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer,
2006 [68]	Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc
Vice President, Institutional International Funds

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Institutional International Funds	Investment Services, Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional International Funds	International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer, Institutional International Funds	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Institutional International Funds

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe
Vice President, Institutional International Funds	Price Group, Inc., and T. Rowe Price International, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Institutional International Funds	T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Institutional International Funds	Services, Inc.

R. Todd Ruppert (1956)	Chief Executive Officer, Director, and President, T. Rowe Price Global
Vice President, Institutional International Funds	Asset Management Limited and T. Rowe Price Global Investment Services
Limited; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional International Funds	Trust Company

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International,
Vice President, Institutional International Funds	Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Institutional International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global Asset Management Limited,
President, Institutional International Funds	and T. Rowe Price Global Investment Services Limited; Vice President,
T. Rowe Price Group, Inc.; Chief Executive Officer, Director, and President,
T. Rowe Price International, Inc.

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional International Funds

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional International Funds	Trust Company; Chief Investment Officer, Director, and Vice President,
T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

* Institutional International Bond Fund incepted in fiscal 2007 and Institutional Emerging Markets Bond Fund incepted in fiscal 2006.

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008